                               ACCESSION AGREEMENT

     This ACCESSION AGREEMENT dated November 8, 1999 among RenaissanceRe Holdings Ltd. (the "Borrower"), Bank of America, National Association, as Administrative Agent (the "Administrative Agent"), Deutsche Bank AG, New York Branch, as LC Issuer (the "LC Issuer") and Mellon Bank, N.A. (the "Additional Lender") supplements the Credit Agreement dated as of October 5, 1999 (the "Credit Agreement") among the Borrower, certain financial institutions which are signatories thereto (the "Lenders"), the LC Issuer and the Administrative Agent.

     1. Reference is made to the Credit Agreement. All terms defined therein shall have the meanings set forth therein when used in this Accession Agreement unless otherwise defined herein.

     2. Effective as of any day on or after the date set forth above and on or before April 10, 2000 selected by the Borrower upon five Business Days' notice to the Administrative Agent and the Additional Lender (the "Effective Date"), the Additional Lender shall be added as a Lender pursuant to the terms of
Section 2.13(b) of the Credit Agreement and shall have all the rights and obligations as a Lender under the Credit Agreement.

     3. The commitment of the Additional Lender shall be $25,000,000 and after giving effect hereto the aggregate Commitments of all Lenders under the Credit Agreement shall be $300,000,000.

     4. As of the Effective Date, Schedule 2.1 of the Credit Agreement is amended in its entirety as set forth on Schedule 2.1 hereto.

     5. The Additional Lender represents and warrants that:

     (i) It is duly organized and existing, has full power and authority to take, and has taken, all action necessary to execute and deliver this Accession Agreement and any other documents required or permitted to be executed or delivered by it in connection with this Accession Agreement and to fulfill its obligations hereunder and under the Credit Agreement;

     (ii) This Accession Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Additional Lender, enforceable against the Additional Lender in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to and effecting creditors' rights and to general equitable principles.

     (iii) It has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements referred to in Section 6.1 of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Accession Agreement.


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     (iv) None of the Agents, the LC Issuer or any Lender has made any representations or warranties about the creditworthiness of the Borrower or with respect to the legality, validity, sufficiency or enforceability of the Credit Agreement or any other Loan Document.

     6. In order to induce the Additional Lender, the Issuing Bank and the Administrative Agent to execute and deliver this Accession Agreement, the Borrower hereby represents and warrants that no Default or Event of Default has occurred and is continuing.

     7. As hereby supplemented, the Credit Agreement shall remain in full force and effect.

     8. This Accession Agreement is a Loan Document and shall be governed by and construed in accordance with, the laws of the State of Illinois.

                                       2

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     IN WITNESS WHEREOF, the parties hereto have caused this Accession Agreement to be executed by the proper and duly authorized officers as of the day and year first above written.

                                      RENAISSANCERE HOLDINGS LTD.



                                      By: /s/ John M. Lummis
                                          --------------------------------------
                                      Title: CFO - Senior Vice President
                                             -----------------------------------

                                      DEUTSCHE BANK AG, NEW YORK BRANCH,
                                      as LC Issuer



                                      By: /s/ John S. McGill   /s/ Alex Krouk
                                          --------------------------------------
                                      Title: Director / Assistant Vice President
                                             -----------------------------------

                                      BANK OF AMERICA, NATIONAL
                                      ASSOCIATION, as Administrative Agent



                                      By: /s/ Debra J. Basler
                                          --------------------------------------
                                      Title: Vice President
                                             -----------------------------------

                                      MELLON BANK, N.A., as Additional Lender



                                      By: /s/ Susan M. Whitewood
                                          --------------------------------------
                                      Title: Vice President
                                             -----------------------------------

                                       3




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                                  SCHEDULE 2.1

                                   COMMITMENTS

                              Commitment             Pro Rata
Lender                          Amount                Share
------                          ------                -----
Bank of America,           $ 89,000,000.00         29.666666666%
 National Association

Fleet National Bank        $ 50,000,000.00         16.666666667%

Deutsche Bank              $ 60,000,000.00         20.000000000%

Bank of Bermuda            $ 35,000,000.00         11.666666667%

First Union National       $ 15,000,000.00          5.000000000%
 Bank

The Bank of N.T.           $ 26,000,000.00          8.666666667%
  Butterfield & Son
  Limited

Mellon Bank, N.A.          $ 25,000,000.00          8.333333333%
                           ---------------         -------------

                           $300,000,000.00        100.000000000%